GATEWAY FUND

Supplement dated February 25, 2013 to the Gateway Fund Statement of Additional Information, dated May 1, 2012,

as may be revised and supplemented from time to time.

As of February 21, 2013, J. Patrick Rogers no longer serves as portfolio manager of the Gateway Fund. All references to Mr. Rogers and corresponding disclosure relating to Mr. Rogers are removed.

Effective immediately, the following information supplements the sub-section “Portfolio Managers’ Management of Other Accounts” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of December 31, 2011 (December 31, 2012 for Kenneth H. Toft), the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Kenneth H. Toft	6	$2.1 Billion	0	0	1	$17 Million	0	0	9	$245 Million	0	0

Effective immediately, the paragraph entitled “Gateway” under the sub-section “Portfolio Managers’ Compensation” within the section “Portfolio Management Information” is replaced with the following:

Gateway. The compensation of the portfolio managers consists of a fixed salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component. The portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. For Messrs. Buckius, Stewart and Toft, the non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement. The incentive compensation plan applicable to the portfolio managers provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Effective immediately, the following information supplements the sub-section “Portfolio Manager’s Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Ownership of Fund Shares

As of December 31, 2011 (December 31, 2012 for Kenneth H. Toft), the portfolio managers of the Funds had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*

Kenneth H. Toft	Gateway Fund	E

*A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000